UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 2005


                           Double Eagle Petroleum Co.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                       000-6529                 83-0214692
          --------                       --------                 ----------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)

            777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (307) 237-9330
                                                           --------------


                                       N/A
                -------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
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          (b)  Peter  Mueller,  Double  Eagle  Petroleum  Co.'s Chief  Operating
               Officer, has resigned effective February 15, 2005 in order to pursue other opportunities.

Item 7.01. Regulation FD Disclosure.
           -------------------------

     On February 4, 2005, Double Eagle Petroleum Co. issued a press release announcing new developments on projects and the status of personnel. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

          (c)  Exhibits

               Exhibit 99.1 Press release dated February 4, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 10, 2005              DOUBLE EAGLE PETROLEUM CO.
     ------------------



                                      By: /s/ Stephen H. Hollis
                                          ----------------------------
                                          Stephen H. Hollis,
                                          President and Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit  Number                      Description
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Exhibit 99.1                         Press Release dated February 4, 2005